                                        !"##"$$%  & '()&        !"  *+(,&&-*.*/''0*))( *. -*1&((,.'(",* ) /  #$%!&'()  !" * !+&&,'!!&'-&'.&/ 0  & -   0&-' '/ -&'''!      ! &1  !&' "2)  ! .&  &&-/3&0' '!' -'4&' 1   567$ &(2(&&&&& (/*&&&2)34+ 2''/ 2(&&&&& (/  56   56 8 6  23  & (.  56 6,6)$ 2 ( ..(  0 *7))&&87 .-, 7* )2&(2 (23'* 4    #6  *.  '   56     56   6  56      5 6 #/ ,'& (9 -  * )*&'  :/ ,-& ( 4*&  (,&* ) )*4&&*&(0-   ;/ ,&''&  </ ,3&&''(,.*&* *&&(2( * 02 ,(/ 6  56   Part Certificate of Title Folio Identifier 102/1010007 being Level 24, 363 George Street, Sydney ISPT PTY LTD (ACN 064 041 283) N.A. I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence. [See note* below] Signature of witness: /s/ Nikhi Marjorie Wagstaff Name of witness: Nikhi Marjorie Wagstaff Address of witness: 8 Exhibition Street, Melbourne Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified. Company: ATLASSIAN PTY LTD (ACN 102 443 916) Authority: Section 127(1) of the Corporations Act 2001 Signature of authorised person: /s/ Gene Liu Name of authorised person: Gene Liu Office held: Director Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified. Signature of attorney: /s/ David John McFadyen Attorney's name: David John McFadyen Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283) Power of attorney Book: 4770 No: 538 Signature of authorised person: /s/ Erika Fisher Name of authorised person: Erika Fisher Office held: Director ATLASSIAN PTY LTD (ACN 102 443 916) N.A. N.A. N.A. increased 7 1 30 June 2028 modified to 1 period of 3 years A 01/ 07 / 2021 409M Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G YXF 19611501 N.A. 8 varied yunsi.feng@holdingredlich.com

2 of 8 S:11041187_3 YXF Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “7 years and 1 month”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “2 years and 1 month, expiring on 30 June 2023” and replacing with “7 years and 1 month, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) deleting “Annually upon each anniversary of the Commencement Date”” and replacing with “1 June 2022, 1 June 2023, 1 July 2023, 1 July 2024 , 1 July 2025, 1 July 2026 and 1 July 2027”; and (ii) deleting “4%” and replacing with: “On 1 June 2022, 1 June 2023 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027 - 3.75%.” (d) Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030 Percentage 3.75%”

3 of 8 S:11041187_3 YXF (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.” (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) A new Item 24, special condition 20 is inserted as follows: “20. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26 Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease. (b) Subject to special condition 20(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been

4 of 8 S:11041187_3 YXF provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 20 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 20(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 20(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant. (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 20: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space;

5 of 8 S:11041187_3 YXF (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 20 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 20(g) and the Tenant's compliance with special condition 20(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 20 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 12 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 20 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 20(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.”

6 of 8 S:11041187_3 YXF (h) A new Item 24, special condition 21 is inserted as follows: “21. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22.

7 of 8 S:11041187_3 YXF (d) If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises nominated by the Tenant for the Further Term in accordance with clause 11.2.” (i) A new Item 24, special condition 22 is inserted as follows: “22. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust;

8 of 8 S:11041187_3 YXF (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

Form: 07VL
Licence: 05-11-669
Licensee: Softdocs

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY Insert Duties Assessment No. as issued by Revenue NSW Office.
Duties Assessment No.

(A) **TORRENS TITLE** Part Certificate of Title Folio Identifier 102/1010007 being Part Level 25 (Suite 3), 363 George Street, Sydney

(B) **HEAD LEASE** Number | Torrens Title

(C) **LODGED BY**

Document Collection Box	Name, Address or DX, Telephone, and Customer Account Number if any	CODE
409M	Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G Email: yunsi.feng@holdingredlich.com Reference: YXF 19611501	VL

(D) **LESSOR** ISPT PTY LTD (ACN 064 041 283)

(E) **LEASE VARIED** AQ156863

(F) **LESSEE** ATLASSIAN PTY LTD (ACN 102 443 916)

(G) 1. The **rent** is N.A. to $ N.A. per N.A. on and as from N.A.
2. The **term** is increased to 8 years 8 months and N.A. days so as to expire on 30 June 2028
3. The **option to renew** is modified to 1 period of 3 years
4. The **provisions** of the lease are varied as set out in annexure A hereto.

DATE 01/ 07 / 2021

(H) I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence.
[See note* below]

Signature of witness: /s/ Nikhi Marjorie Wagstaff

Name of witness: Nikhi Marjorie Wagstaff
Address of witness: 8 Exhibition Street, Melbourne

Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified.

Signature of attorney: /s/ David John McFadyen

Attorney's name: David John McFadyen
Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283)
Power of attorney Book: 4770 No: 538

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: ATLASSIAN PTY LTD (ACN 102 443 916)
Authority: Section 127(1) of the Corporations Act 2001

Signature of authorised person: /s/ Gene Liu

Name of authorised person: Gene Liu
Office held: Director

Signature of authorised person: /s/ Erika Fisher

Name of authorised person: Erika Fisher
Office held: Director

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS **Page 1 of 8** **2005**

2 of 8 S:11041312_3 YXF Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease AQ156863 (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “8 years and 8 months”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “3 years and 8 months, expiring on 30 June 2023” and replacing with “8 years and 8 months, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) inserting after “1 March 2023” the words “1 July 2023, 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027”; and (ii) deleting “4%” and replacing with: “On 1 March 2019, 1 March 2020, 1 March 2021, 1 March 2022, 1 March 2023 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027 - 3.75%.” (d) Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030 Percentage 3.75%”

3 of 8 S:11041312_3 YXF (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.” (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) Item 24, special condition 17 (Building Upgrade) is deleted. (h) Item 24, special condition 21 (Condition Report) is deleted. (i) A new Item 24, special condition 22 is inserted as follows: “22. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26 Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease.

4 of 8 S:11041312_3 YXF (b) Subject to special condition 22(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 22 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 22(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 22(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant. (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 22: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the

5 of 8 S:11041312_3 YXF remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space; (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 22 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 22(g) and the Tenant's compliance with special condition 22(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 22 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 12 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 22 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 22(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or

6 of 8 S:11041312_3 YXF (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.” (j) A new Item 24, special condition 23 is inserted as follows: “23. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22.

7 of 8 S:11041312_3 YXF If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises nominated by the Tenant for the Further Term in accordance with clause 11.2.” (k) A new Item 24, special condition 24 is inserted as follows: “24. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust;

8 of 8 S:11041312_3 YXF (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

Form: 07VL
Licence: 05-11-669
Licensee: Softdocs

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY	Insert Duties Assessment No. as issued by Revenue NSW Office. Duties Assessment No.
(A) **TORRENS TITLE**	Part Certificate of Title Folio Identifier 102/1010007 being Part Level 25 (Suite 1) and Level 26, 363 George Street, Sydney
(B) **HEAD LEASE**	Number / Torrens Title
(C) **LODGED BY**	Document Collection Box: 409M Name, Address or DX, Telephone, and Customer Account Number if any: Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G Email: yunsi.feng@holdingredlich.com Reference: YXF 19611501 **CODE** VL
(D) **LESSOR**	ISPT PTY LTD (ACN 064 041 283)
(E) **LEASE VARIED**	AQ156866
(F) **LESSEE**	ATLASSIAN PTY LTD (ACN 102 443 916)

(G) 1. The **rent** is N.A. to $ N.A. per N.A. on and as from N.A.
2. The **term** is increased to 9 years 9 months and N.A. days so as to expire on 30 June 2028
3. The **option to renew** is modified to 1 period of 3 years
4. The **provisions** of the lease are varied as set out in annexure A hereto.

DATE 01/ 07 / 2021

(H) I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence.
[See note* below]

Signature of witness: /s/ Nikhi Marjorie Wagstaff

Name of witness: Nikhi Marjorie Wagstaff
Address of witness: 8 Exhibition Street, Melbourne

Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified.

Signature of attorney: /s/ David John McFadyen

Attorney's name: David John McFadyen
Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283)
Power of attorney Book: 4770 No: 538

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: ATLASSIAN PTY LTD (ACN 102 443 916)
Authority: Section 127(1) of the Corporations Act 2001

Signature of authorised person: /s/ Gene Liu

Name of authorised person: Gene Liu
Office held: Director

Signature of authorised person: /s/ Erika Fisher

Name of authorised person: Erika Fisher
Office held: Director

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 1 of 8 2005

2 of 8 S:11042308_3 YXF Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease AQ156866, as varied by the registered variation of lease (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “9 years and 9 months”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “4 years and 9 months, expiring on 30 June 2023” and replacing with “9 years and 9 months, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) deleting “Each anniversary of the Commencement Date” and replacing with “1 October 2019, 1 October 2020, 1 October 2021, 1 October 2022, 1 July 2023, 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027”; and (ii) deleting “4%” and replacing with: “1 October 2019, 1 October 2020, 1 October 2021, 1 October 2022 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027 - 3.75%.” (d) Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030

3 of 8 S:11042308_3 YXF Percentage 3.75%” (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.” (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) Item 24, special condition 17 (Building Upgrade) is deleted. (h) Item 24, special condition 21 (Condition Report) is deleted. (i) A new Item 24, special condition 22 is inserted as follows: “22. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26 Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease.

4 of 8 S:11042308_3 YXF (b) Subject to special condition 22(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 22 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 22(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 22(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant. (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 22: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the

5 of 8 S:11042308_3 YXF remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space; (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 22 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 22(g) and the Tenant's compliance with special condition 22(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 22 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 12 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 22 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 22(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or

6 of 8 S:11042308_3 YXF (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.” (j) A new Item 24, special condition 23 is inserted as follows: “23. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22. (d) If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises

7 of 8 S:11042308_3 YXF nominated by the Tenant for the Further Term in accordance with clause 11.2.” (k) A new Item 24, special condition 24 is inserted as follows: “24. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust;

8 of 8 S:11042308_3 YXF (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

Form: 07VL
Licence: 05-11-669
Licensee: Softdocs

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY	Insert Duties Assessment No. as issued by Revenue NSW Office. Duties Assessment No.
(A) **TORRENS TITLE**	Part Certificate of Title Folio Identifier 102/1010007 being Level 27, 363 George Street, Sydney
(B) **HEAD LEASE**	Number / Torrens Title
(C) **LODGED BY**	Document Collection Box: 409M Name, Address or DX, Telephone, and Customer Account Number if any: Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G Email: yunsi.feng@holdingredlich.com Reference: YXF 19611501 **CODE** VL
(D) **LESSOR**	ISPT PTY LTD (ACN 064 041 283)
(E) **LEASE VARIED**	
(F) **LESSEE**	ATLASSIAN PTY LTD (ACN 102 443 916)

(G) 1. The **rent** is N.A. to $ N.A. per N.A. on and as from N.A.
2. The **term** is increased to 7 years 9 months and N.A. days so as to expire on 30 June 2028
3. The **option to renew** is modified to 1 period of 3 years
4. The **provisions** of the lease are varied as set out in annexure A hereto.

DATE 01/ 07 / 2021

(H) I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence. [See note* below]

Signature of witness: /s/ Nikhi Marjorie Wagstaff

Name of witness: Nikhi Marjorie Wagstaff
Address of witness: 8 Exhibition Street, Melbourne

Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified.

Signature of attorney: /s/ David John McFadyen

Attorney's name: David John McFadyen
Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283)
Power of attorney Book: 4770 No: 538

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: ATLASSIAN PTY LTD (ACN 102 443 916)
Authority: Section 127(1) of the Corporations Act 2001

Signature of authorised person: /s/ Gene Liu

Name of authorised person: Gene Liu
Office held: Director

Signature of authorised person: /s/ Erika Fisher

Name of authorised person: Erika Fisher
Office held: Director

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS **Page 1 of 8** **2005**

2 of 8 S:11042505_3 YXF Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “7 years and 9 months”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “2 years and 9 months, expiring on 30 June 2023” and replacing with “7 years and 9 months, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) deleting “Annually upon each anniversary of the Commencement Date” and replacing with “1 October 2021, 1 October 2022, 1 July 2023, 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027”; and (ii) deleting “4%” and replacing with: “On 1 October 2021, 1 October 2022 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027 - 3.75%.” (d) Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030 Percentage 3.75%”

3 of 8 S:11042505_3 YXF (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.” (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) A new Item 24, special condition 20 is inserted as follows: “20. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26 Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease. (b) Subject to special condition 20(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been

4 of 8 S:11042505_3 YXF provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 20 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 20(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 20(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant. (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 20: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space;

5 of 8 S:11042505_3 YXF (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 20 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 20(g) and the Tenant's compliance with special condition 20(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 20 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 12 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 20 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 20(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.”

6 of 8 S:11042505_3 YXF (h) A new Item 24, special condition 21 is inserted as follows: “21. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22.

7 of 8 S:11042505_3 YXF If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises nominated by the Tenant for the Further Term in accordance with clause 11.2.” (i) A new Item 24, special condition 22 is inserted as follows: “22. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust;

8 of 8 S:11042505_3 YXF (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

Form: 07VL
Licence: 05-11-669
Licensee: Softdocs

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY	Insert Duties Assessment No. as issued by Revenue NSW Office. Duties Assessment No.
(A) **TORRENS TITLE**	Part Certificate of Title Folio Identifier 102/1010007 being Part Level 30 (Suite 2), 363 George Street, Sydney
(B) **HEAD LEASE**	Number / Torrens Title
(C) **LODGED BY**	Document Collection Box: 409M Name, Address or DX, Telephone, and Customer Account Number if any: Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G Email: yunsi.feng@holdingredlich.com Reference: YXF 19611501 **CODE** VL
(D) **LESSOR**	ISPT PTY LTD (ACN 064 041 283)
(E) **LEASE VARIED**	AQ156865
(F) **LESSEE**	ATLASSIAN PTY LTD (ACN 102 443 916)

(G) 1. The **rent** is N.A. to $ N.A. per N.A. on and as from N.A.
2. The **term** is increased to 8 years 10 months and N.A. days so as to expire on 30 June 2028
3. The **option to renew** is modified to 1 period of 3 years
4. The **provisions** of the lease are varied as set out in annexure A hereto.

DATE 01/ 07 / 2021

(H) I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence. [See note* below]

Signature of witness: /s/ Nikhi Marjorie Wagstaff

Name of witness: Nikhi Marjorie Wagstaff
Address of witness: 8 Exhibition Street, Melbourne

Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified.

Signature of attorney: /s/ David John McFadyen

Attorney's name: David John McFadyen
Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283)
Power of attorney Book: 4770 No: 538

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: ATLASSIAN PTY LTD (ACN 102 443 916)
Authority: Section 127(1) of the Corporations Act 2001

Signature of authorised person: /s/ Gene Liu

Name of authorised person: Gene Liu
Office held: Director

Signature of authorised person: /s/ Erika Fisher

Name of authorised person: Erika Fisher
Office held: Director

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS **Page 1 of 8** **2005**

2 of 8 S:11042685_3 YXF Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease AQ156865, as varied by the registered variation of lease (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “8 years and 10 months”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “3 years and 10 months, expiring on 30 June 2023” and replacing with “8 years and 10 months, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) deleting “Each anniversary of the Commencement Date” and replacing with “1 September 2020, 1 September 2021, 1 September 2022, 1 July 2023, 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027” ; and (ii) deleting “4%” and replacing with: “On 1 September 2020, 1 September 2021, 1 September 2022 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027 - 3.75%.” (d) Item 10 Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030

3 of 8 S:11042685_3 YXF Percentage 3.75%” (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.” (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) Item 24, special condition 13 (Building Upgrade) is deleted. (h) Item 24, special condition 16 (Condition Report) is deleted. (i) A new Item 24, special condition 17 is inserted as follows: “17. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26 Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease.

4 of 8 S:11042685_3 YXF (b) Subject to special condition 17(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 17 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 17(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 17(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant. (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 17: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the

5 of 8 S:11042685_3 YXF remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space; (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 17 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 17(g) and the Tenant's compliance with special condition 17(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 17 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 10 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 17 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 17(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or

6 of 8 S:11042685_3 YXF (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.” (j) A new Item 24, special condition 18 is inserted as follows: “18. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22. (d) If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises

7 of 8 S:11042685_3 YXF nominated by the Tenant for the Further Term in accordance with clause 11.2.” (k) A new Item 24, special condition 19 is inserted as follows: “19. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust;

8 of 8 S:11042685_3 YXF (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

Form: 07VL
Licence: 05-11-669
Licensee: Softdocs

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY	Insert Duties Assessment No. as issued by Revenue NSW Office. Duties Assessment No.
(A) **TORRENS TITLE**	Part Certificate of Title Folio Identifier 102/1010007 being Part Level 30 (Suite 3), 363 George Street, Sydney
(B) **HEAD LEASE**	Number / Torrens Title
(C) **LODGED BY**	Document Collection Box: 409M Name, Address or DX, Telephone, and Customer Account Number if any: Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G Email: yunsi.feng@holdingredlich.com Reference: YXF 19611501 **CODE** VL
(D) **LESSOR**	ISPT PTY LTD (ACN 064 041 283)
(E) **LEASE VARIED**	AQ156864
(F) **LESSEE**	ATLASSIAN PTY LTD (ACN 102 443 916)

(G) 1. The **rent** is N.A. to $ N.A. per N.A. on and as from N.A.

2. The **term** is increased to 8 years 10 months and N.A. days so as to expire on 30 June 2028

3. The **option to renew** is modified to 1 period of 3 years

4. The **provisions** of the lease are varied as set out in annexure A hereto.

DATE 01/ 07 / 2021

(H) I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence.
[See note* below]

Signature of witness: /s/ Nikhi Marjorie Wagstaff

Name of witness: Nikhi Marjorie Wagstaff
Address of witness: 8 Exhibition Street, Melbourne

Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified.

Signature of attorney: /s/ David John McFadyen

Attorney's name: David John McFadyen
Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283)
Power of attorney Book: 4770 No: 538

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: ATLASSIAN PTY LTD (ACN 102 443 916)
Authority: Section 127(1) of the Corporations Act 2001

Signature of authorised person: /s/ Gene Liu

Name of authorised person: Gene Liu
Office held: Director

Signature of authorised person: /s/ Erika Fisher

Name of authorised person: Erika Fisher
Office held: Director

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS **Page 1 of 8** **2005**

2 of 8 S:11042799_3 YXF Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease AQ156864, as varied by the registered variation of lease (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “8 years and 10 months”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “3 years and 10 months, expiring on 30 June 2023” and replacing with “8 years and 10 months, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) deleting “Each anniversary of the Commencement Date” and replacing with “1 September 2020, 1 September 2021, 1 September 2022, 1 July 2023, 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027”; and (ii) deleting “4%” and replacing with: “On 1 September 2020, 1 September 2021, 1 September 2022 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027, 3.75%.” (d) Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030

3 of 8 S:11042799_3 YXF Percentage 3.75%” (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.” (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) Item 24, special condition 13 (Building Upgrade) is deleted. (h) Item 24, special condition 16 (Condition Report) is deleted. (i) A new Item 24, special condition 17 is inserted as follows: “17. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26 Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease.

4 of 8 S:11042799_3 YXF (b) Subject to special condition 17(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 17 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 17(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 17(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant. (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 17: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the

5 of 8 S:11042799_3 YXF remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space; (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 17 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 17(g) and the Tenant's compliance with special condition 17(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 17 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 10 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 17 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 17(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or

6 of 8 S:11042799_3 YXF (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.” (j) A new Item 24, special condition 18 is inserted as follows: “18. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22. (d) If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises

7 of 8 S:11042799_3 YXF nominated by the Tenant for the Further Term in accordance with clause 11.2.” (k) A new Item 24, special condition 19 is inserted as follows: “19. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust;

8 of 8 S:11042799_3 YXF (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

Form: 07VL
Licence: 05-11-669
Licensee: Softdocs

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY	Insert Duties Assessment No. as issued by Revenue NSW Office. Duties Assessment No.
(A) **TORRENS TITLE**	Part Certificate of Title Folio Identifier 102/1010007 being Part Level 22 (Suite 2), Level 28, Level 29 and Part Level 30 (Suite 1), 363 George Street, Sydney
(B) **HEAD LEASE**	Number / Torrens Title
(C) **LODGED BY**	Document Collection Box: 409M Name, Address or DX, Telephone, and Customer Account Number if any: Holding Redlich, Level 65, 25 Martin Place Sydney NSW 2000 Ph: 8083 0449 CAN: 135273G Email: yunsi.feng@holdingredlich.com Reference: YXF 19611501 **CODE** VL
(D) **LESSOR**	ISPT PTY LTD (ACN 064 041 283)
(E) **LEASE VARIED**	AN275153
(F) **LESSEE**	ATLASSIAN PTY LTD (ACN 102 443 916)

(G) 1. The **rent** is N.A. to $ N.A. per N.A. on and as from N.A.
2. The **term** is increased to 11 years 4 months and N.A. days so as to expire on 30 June 2028
3. The **option to renew** is modified to 1 period of 3 years
4. The **provisions** of the lease are varied as set out in annexure A hereto.

DATE 01/ 07 / 2021

(H) I certify I am an eligible witness and that the lessor's attorney signed this dealing in my presence. [See note* below]

Signature of witness: /s/ Nikhi Marjorie Wagstaff

Name of witness: Nikhi Marjorie Wagstaff
Address of witness: 8 Exhibition Street, Melbourne

Certified correct for the purposes of the Real Property Act 1900 by the lessor's attorney who signed this dealing pursuant to the power of attorney specified.

Signature of attorney: /s/ David John McFadyen

Attorney's name: David John McFadyen
Signing on behalf of: ISPT Pty Ltd (ACN 064 041 283)
Power of attorney Book: 4770 No: 538

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: ATLASSIAN PTY LTD (ACN 102 443 916)
Authority: Section 127(1) of the Corporations Act 2001

Signature of authorised person: /s/ Gene Liu

Name of authorised person: Gene Liu
Office held: Director

Signature of authorised person: /s/ Erika Fisher

Name of authorised person: Erika Fisher
Office held: Director

** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS
Page 1 of 8
2005

2 of 8 S:11110383_2 AHP Annexure A THIS IS ANNEXURE “A” to the variation of lease made between ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) (Landlord) and Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales (Tenant) 1. Variation of Lease The parties agree that on and from the date of this variation of lease, the provisions of registered lease AN275153 as varied by registered variation of lease AP130543 (Lease) are varied as set out in this variation of lease. 2. Front Page The front page of the Lease is amended as follows: (a) The Term at Item (G)1. is deleted and replaced with “11 years and 4 months”. (b) The Terminating Date at Item (G)3. is deleted and replaced with “30 June 2028”. (c) The Option To Renew at Item (G)4. is deleted and replaced with “3 years”. 3. Reference Schedule The reference schedule of the Lease is amended as follows: (a) Item 5 is amended by deleting “6 years and 4 months, expiring on 30 June 2023” and replacing with “11 years and 4 months, expiring on 30 June 2028”. (b) Item 6 is amended by deleting “2 further terms of 1 year each” and replacing with “1 further term of 3 years”. (c) Item 9(b) is amended by: (i) deleting “Each anniversary of the Commencement Date” and replacing with “1 March 2018, 1 March 2019, 1 March 2020, 1 March 2021, 1 March 2022, 1 March 2023, 1 July 2023, 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027”; and (ii) deleting “4%” and replacing with: “On 1 March 2018, 1 March 2019, 1 March 2020, 1 March 2021, 1 March 2022, 1 March 2023 and 1 July 2023 - 4%. On 1 July 2024, 1 July 2025, 1 July 2026 and 1 July 2027 - 3.75%.” (d) Item 10 is deleted and replaced with: “Item 10 Review Dates in Further Term (a) Market Review Dates 1 July 2028 (b) Fixed percentage increase Dates 1 July 2029 and 1 July 2030

3 of 8 S:11110383_2 AHP Percentage 3.75%’ (e) Item 24, special condition 1.12 (Amendments to 11.1 (Option to Renew)) is deleted and replaced with: “1.12 Amendments to clause 11.1 (Option to Renew) Clause 11.1(a) is amended by replacing the words “by not earlier than 12 Months and by not later than 9 Months” with the words “at least 21 months”.’ (f) A new Item 24, special condition 1.13 (Amendments to 11.4 (New lease) is inserted as follows: “1.13 Amendments to clause 11.4 (New lease) Clause 11.4(b) is amended to read as follows: “(b) the Tenant must: (i) execute the new lease and the replacement Transaction Documents in the required number of parts and deliver them to the Landlord within 10 Business Days after receiving them from the Landlord together with Bank or solicitor’s trust account cheques for the Landlord’s costs and the stamp duty payable on the new Transaction Documents (if any); and (ii) provide the evidence of insurance required under clause 6.6(e) of the new lease before the commencement of the new lease; and (iii) satisfy every other condition precedent to the commencement of the new Transaction Documents;” (g) Item 24, special condition 10 (Tenant’s First Right of Refusal) is deleted. (h) Item 24, special condition 11 (Tenant’s Second Right of Refusal) is deleted. (i) Item 24, special condition 16 (Expansion Areas) is deleted. (j) Item 24, special condition 17 (Building Upgrade) is deleted (k) Item 24, special condition 20 (Landlord’s Obligation to inform) is deleted. (l) Item 24, special condition 21 (Condition Report) is deleted. (m) A new Item 24, special condition 22 is inserted as follows: “22. Early Termination (a) In this lease, 363 Leases means all 8 leases between the Landlord and the Tenant for premises within the Building, being: Lease 1 – the lease for Suite 22.1 Lease 2 – this lease for Suite 22.2, Level 28, Level 29 and Suite 30.1 Lease 3 – the lease for Level 24 Lease 4 – the lease for Suite 25.3 Lease 5 – the lease for Suite 25.1 and Level 26

4 of 8 S:11110383_2 AHP Lease 6 – the lease for Level 27 Lease 7 – the lease for Suite 30.2 Lease 8 – the lease for Suite 30.3, each is referred to as a 363 Lease. (b) Subject to special condition 22(c) and the Tenant not being in material breach of this lease (which has not been rectified after notice has been provided by the Landlord and a reasonable time to remedy the breach has elapsed) at the date of the Termination Notice and on the Early Termination Date, the Tenant may in accordance with this special condition 22 surrender any part of the 363 Leases (Surrendered Space) taking effect on any date after 31 December 2025 nominated by the Tenant (Early Termination Date) by giving not less than 24 months written notice to the Landlord, which must include the Tenant’s nomination of the Early Termination Date and the Tenant’s nomination of the Surrendered Space, and which must be in accordance with the conditions set out in special condition 22(c) (Termination Notice). The 363 Leases for and to the extent they contain the Surrendered Space will terminate on the Early Termination Date once the Landlord receives a valid Termination Notice. For the avoidance of doubt, the Tenant may give the Termination Notice before 31 December 2023 provided the Early Termination Date takes effect after 31 December 2025. For clarity, the Tenant may exercise this right more than once provided that each termination of Surrendered Space accords with the requirements of special condition 22(c). (c) The Surrendered Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 22; or (B) Level 24 together with any other lower levels in the Building that are leased to the Tenant; or (C) Level 25 together with any other lower levels in the Building that are leased to the Tenant; or (D) Level 26 together with any other lower levels in the Building that are leased to the Tenant; or (E) Level 27 together with any other lower levels in the Building that are leased to the Tenant; or (F) Level 28 together with any other lower levels in the Building that are leased to the Tenant; or (G) Level 29 together with any other lower levels in the Building that are leased to the Tenant; or (H) Level 30 together with any other lower levels in the Building that are leased to the Tenant.

5 of 8 S:11110383_2 AHP (d) If the Tenant gives a valid Termination Notice in accordance with this special condition 22: (i) on and from the Early Termination Date the Tenant surrenders all its interest in the Surrendered Space to the Landlord for the remainder of the term of the relevant 363 Lease with the effect that the remainder of the term will merge with and be extinguished in the freehold of the Surrendered Space; (ii) the Tenant must surrender and yield up the Surrendered Space to the Landlord in accordance with clause 8.10 of the respective 363 Lease on or before the Early Termination Date; (iii) where only part of a particular premises leased under a 363 Lease is surrendered (by way of example, the surrender of Suite 22.2 of Lease 2 (being in conjunction with a surrender of Lease 1)), the “Annual Rent” and the “Tenant’s Proportion” under that lease will be reduced proportionately with the reduction in the net lettable area of that lease for the balance of the “Term” under that lease; (iv) prior to the Early Termination Date, the Tenant: (A) must execute and deliver to the Landlord any surrender and/or partial surrender documentation (as the case may be) required to give effect to the Termination Notice and any variation of lease, or new lease documentation if necessary, to give effect to the adjustments to the remaining 363 Leases contemplated by this special condition 22 (Surrender Documents); and (B) must pay: (I) pay all sums due to the Landlord under the 363 Leases with respect to the Surrendered Space up to the Early Termination Date; (II) the Landlord’s reasonable legal costs in preparing and finalising the Surrender Documents; and (II) any stamp duty and registration fees in respect of the Surrender Documents. (e) Subject to special condition 22(g) and the Tenant's compliance with special condition 22(d), on and from the Early Termination Date each party releases the other from their respective obligations under this lease with respect to the Surrendered Space. (f) The termination of this lease or the other 363 Leases or the partial surrender of the Premises or any other premises under the 363 Leases in accordance with this special condition 22 is not deemed to be a breach by the Tenant of its obligations under this lease for the purposes of special condition 12 nor a Termination Event for the purposes of clauses 8.2 to 8.4 (inclusive). (g) Nothing in this special condition 22 shall operate to limit the Tenant’s performance of its Obligations to pay any monies in accordance with this

6 of 8 S:11110383_2 AHP lease up to the Early Termination Date. For the avoidance of doubt, the release described in special condition 22(e) does not: (i) affect any rights or remedies that the Landlord or the Tenant may have against the other under this lease arising at any time on or before the Early Termination Date; or (ii) constitute a waiver by the Landlord or the Tenant of its rights or remedies under this lease.” (n) A new Item 24, special condition 23 is inserted as follows: “23. Restriction to option to renew A new clause 11.5 is inserted as follows: ’11.5 Restriction to option to renew (a) Despite any other clause in this lease, the Tenant may take a new lease of the Premises or any part of the Premises as nominated by the Tenant for the Further Term if and only if: (i) the Premises (or that part of the Premises nominated by the Tenant) and the premises under the other 363 Leases that are simultaneously being renewed for the Further Term (Renewal Space) collectively satisfy the conditions set out in clause 11.5(c); (ii) the Tenant gives written notice to the Landlord of its intention to take a new lease of the Renewal Space in accordance with clause 11.1(a) (Renewal Notice); (iii) the Renewal Notice must also include the Tenant’s nomination of the Renewal Space which must be in accordance with the conditions set out in clause 11.5(c); and (iv) the other conditions in clause 11.1 are also satisfied. (b) Despite any other clause in this lease, the Tenant may take a new lease of part of the Premises under clause 11 provided the conditions in clause 11.5(c) are satisfied. (c) The Renewal Space must: (i) be on a whole floor basis only; and (ii) take the form of the following configurations: (A) Level 30; or (B) Levels 30 and 29; or (C) Levels 30, 29 and 28; or (D) Levels 30, 29, 28 and 27; or (E) Levels 30, 29, 28, 27 and 26; or (F) Levels 30, 29, 28, 27, 26 and 25; or

7 of 8 S:11110383_2 AHP (G) Levels 30, 29, 28, 27, 26, 25 and 24; or (H) Levels 30, 29, 28, 27, 26, 25, 24 and 22. (d) If the Tenant gives a valid Renewal Notice the Landlord must grant a new lease to the Tenant of the Premises or that part of the Premises nominated by the Tenant for the Further Term in accordance with clause 11.2.” (o) A new Item 24, special condition 24 is inserted as follows: “24. Tenant’s Obligation on expiry or termination (a) If requested by the Tenant at least 12 months prior to the Expiry Date (or the Early Termination Date (if applicable)) (time of the essence), the Landlord and Tenant will negotiate in good faith to settle on a cash sum payable by the Tenant to the Landlord in lieu of the Tenant carrying out its make good obligations under clause 8.10 (Make Good Payment). (b) In endeavouring to settle on a Make Good Payment, the parties agree to: (i) obtain 3 competitive quotes from reputable contractors against an agreed scope of work; (ii) have proper regard to the cost of managing such make good works and appropriate contingency; and (iii) include an allowance to cover the Annual Rent, the Tenant’s Proportion of Outgoings, Cleaning Charges, any licence fees and all other money due under the lease during any period after the Expiry Date (or the Early Termination Date (if applicable)) required to complete the make good works.” 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust.

8 of 8 S:11110383_2 AHP (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (iii) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust; (iv) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (v) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4. 5. Legal Costs Each party shall be responsible for their own legal costs in respect of this variation of lease. The Tenant will pay the registration fee payable on this variation of lease. 6. Condition precedent (a) In this clause 6, Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this variation of lease. (b) This variation of lease is subject to and condition on the Tenant delivering to the Landlord the Variation of Side Deeds duly executed by the Tenant (Condition Precedent). (c) This variation of lease has no force or effect until the condition precedent has been satisfied.

S:11110532_1 AHP Dated 2021 Side Deed Suite 22.1 and Suite 22.2, Level 28, Level 29 & Suite 30.1 and Level 24 and Suite 25.3 and Suite 25.1 & Level 26 and Level 27 and Suite 30.2 and Suite 30.3 363 George Street, Sydney, NSW ISPT Pty Ltd (ACN 064 041 283) Atlassian Pty Ltd (ACN 102 443 916) 1 July

S:11110532_1 AHP Table of contents 1. Definitions and interpretation ............................................................ 3 1.1 Definitions ........................................................................................3 1.2 Interpretation ..................................................................................6 2. Conditions precedent ......................................................................... 6 2.1 Tenant to comply with conditions precedent .................................6 2.2 Conditions precedent ......................................................................6 2.3 Operation of deed ...........................................................................7 3. Approval of Tenant’s Fitout ................................................................ 7 3.1 Plans and specifications ...................................................................7 3.2 Tenant to obtain Landlord’s approval of Fitout ...............................7 3.3 Tenant to apply for Approvals .........................................................7 4. Incentive ............................................................................................ 8 4.1 Grant of incentive ............................................................................8 4.2 Allocation of Incentive .....................................................................8 5. Fitout Contribution ............................................................................ 8 5.1 Fitout Contract .................................................................................8 5.2 Claim for Fitout Contribution ..........................................................9 5.3 Landlord to pay ............................................................................. 10 5.4 Ownership of Fitout and Depreciation Schedule ......................... 10 5.5 Tenant acknowledgement ............................................................ 10 6. Rental Incentive ............................................................................... 10 6.1 Grant ............................................................................................. 10 6.2 Suspension of Incentive ................................................................ 10 7. Early Termination Right .................................................................... 11 8. Limitation of Liability ....................................................................... 11 9. Confidential information .................................................................. 12 9.1 Confidentiality .............................................................................. 12 9.2 Exceptions to confidentiality ........................................................ 12 9.3 Sharing information ...................................................................... 12 10. GST .................................................................................................. 12 11. Tenant Consultancy Fee ................................................................... 13 11.1 Claim for Consultancy Fee ............................................................ 13 11.2 Landlord to Pay ............................................................................. 13 12. General provisions ........................................................................... 13 12.1 Entire agreement .......................................................................... 13 12.2 Variation ....................................................................................... 13 12.3 Waiver ........................................................................................... 13 12.4 Further assurances ....................................................................... 14 12.5 Time for doing acts ....................................................................... 14 12.6 Legal costs ..................................................................................... 14

Page ii S:11110532_1 AHP 12.7 Governing law ............................................................................... 14 12.8 Severance...................................................................................... 14 12.9 Preservation of existing rights ...................................................... 14 12.10 No merger ..................................................................................... 14 12.11 Counterparts ................................................................................. 14 12.12 Relationship of parties .................................................................. 15 12.13 Assignment ................................................................................... 15 12.14 Dealings by Landlord .................................................................... 15 12.15 Notices .......................................................................................... 15 12.16 Transaction Document ................................................................. 16 12.17 Bank guarantee ............................................................................. 16 Reference Schedule ...................................................................................... i Execution Page ............................................................................................ 4

S:11110532_1 AHP This Side Deed is dated 2021 Parties: Landlord ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) Tenant Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales Introduction: A The Landlord and Tenant have agreed to enter into the Variation of Leases. B In consideration of the Tenant entering into the Variation of Leases, the Landlord has agreed to grant the Incentive on the terms and conditions contained in this deed on the basis that the Tenant will occupy Premises 1 to Premises 8 (inclusive) for the Extended Term. C The Landlord and Tenant have agreed to enter into this deed to document the terms of the Incentive. It is agreed: 1. Definitions and interpretation 1.1 Definitions In this deed, unless the context clearly indicates otherwise: Address for Service means: (a) in the case of the Tenant, the address shown in Item 1; and (b) in the case of the Landlord, the address shown in Item 6, or any other address in Australia nominated by the Landlord or the Tenant and notified to the other as its new Address for Service; Annual Incentive means the amount specified in Item 5(b), being the Incentive equally apportioned on a per annum basis over the Extended Term; Annual Incentive Period means each consecutive 1 year period during the Extended Term with the first 1 year period commencing on and from the Variation Commencement Date; Approvals mean all necessary permits, consents, certificates, licenses and approvals which have been obtained from an Authority; 1 July

Page 4 S:11110532_1 AHP Authority means any Federal, State or Local government, governmental or semi-governmental, statutory, judicial, administrative or public person, instrumentality, department, commission or body established under a statute or charged with the administration of a Law; Building means the building erected on the Land of which the Premises forms part; Business Day means any day that is not a Saturday, Sunday, gazetted public holiday or bank holiday in the capital city of the State and concludes at 5pm on that day; Communication means any notice, demand, consent, approval, certificate, request or other communication given or to be given by a party under this deed; Confidential Information means the terms of this deed and all confidential information, material and technology disclosed or provided in any form by any party to any other party in connection with the subject matter of this deed; Consideration means any amount or consideration payable or to be provided pursuant to any provision of the deed; Early Termination Notice has the meaning given to this term in the ‘Early Termination’ special condition in each Variation of Lease. Early Termination Right means the Tenant’s rights to terminate any one or more Leases (or part thereof) as set out in the ‘Early Termination’ special condition in each Variation of Lease; Extended Term means the 5 year extension of the term of each Lease commencing on the Variation Commencement Date and which is effected by the relevant Variation of Lease; Council means the Council of the City of Sydney; Discloser means the party that discloses Confidential Information; Fitout means any works and installations to be undertaken by or on behalf of the Tenant and the provision of equipment, loose fittings, fixtures, computer hardware and software and cabling to fitout or alter any one or more of the Premises; Fitout Contract means a contract to be entered into by the Tenant with the Tenant’s Contractor in relation to the Fitout where the Landlord (who must act reasonably) has approved the terms and conditions of the contract; Fitout Contribution means any Annual Incentive which the Tenant has nominated to take as a contribution toward the Fitout Costs plus GST in accordance with clauses 4.2 and 5; Fitout Contribution Sum means the actual amount of the Fitout Contribution which has been applied by the Tenant towards the Fitout Costs; Fitout Costs means the costs of works done and goods and services supplied, and all costs, charges and expenses in connection with the Fitout; GST has the meaning given to that term in the GST Law; GST Amount means the amount payable on account of GST for a Taxable Supply in accordance with the GST Law in return for the payment or provision of a GST-Exclusive Consideration, calculated by multiplying the GST-Exclusive Consideration for the Taxable Supply by the rate at which the GST Law imposes GST at the time the Taxable Supply is made;

Page 5 S:11110532_1 AHP GST Law means any Law which imposes, levies, implements, regulates, administers, interprets or otherwise concerns the GST; Incentive means the amount specified in Item 5(a); Land has the meaning given to it in the Leases; Landlord means the Landlord named in the Leases and includes its Employees and Agents and each person for the time being registered or entitled to be registered as the proprietor of the Property; Leases means the leases described in Item 3 between the Tenant and the Landlord, being Lease 1 through to Lease 8 (inclusive), each referred to as a Lease; Monthly Rental Abatement Amount means the Rental Incentive amount apportioned in equal monthly amounts over the relevant Annual Incentive Period calculated as follows: MRAA = AI T where: MRAA = the Monthly Rental Abatement Amount AI = the amount of the Annual Incentive T = 12 (months); Premises means the premises the subject of the Leases as described in Item 2, being Premises 1 to Premises 8 (inclusive), and which are part of the Building; Primary Lease means the lease of Part Level 22 (Suite 2), Level 28, Level 29 and Part Level 30 (Suite 1), 363 George Street, Sydney granted by the Landlord to the Tenant and dated 24 November 2016; Quantity Surveyor means a qualified quantity surveyor nominated by the Tenant and approved by the Landlord, acting reasonably; Recipient means the party in receipt of Confidential Information; Rental Incentive means the Annual Incentive applied towards monthly rental abatement for any particular Annual Incentive Period in accordance with clauses 4.2 and 6; Rate means the rate at which GST Law from time to time imposes or levies GST on the relevant supply under the deed; State means the State or Territory of Australia in which the Premises are located; Surrendered Space has the meaning given to this term in the ‘Early Termination’ special condition in each Variation of Lease. Tenant’s Contractor means any contractors, sub-contractors, consultants or suppliers appointed by the Tenant (or in the case of sub-contractors, consultants or suppliers, appointed by the Tenant’s Head Contractor) from time to time to carry out or manage the carrying out of the Fitout; Tenant’s Head Contractor means the Tenant’s Contractor appointed to manage, co-ordinate and supervise the Fitout;

Page 6 S:11110532_1 AHP Transaction Document means this deed, the Leases, the Variation of Leases, the Bank Guarantee as required under each Lease, a notice given by the Landlord under those documents, a new lease made under clause 11 of the Lease, an assignment of the Lease, a variation of the Lease, a sublease of the Premises, any deed, agreement or other instrument collateral with or given or made under or in respect of any of those documents or which the Tenant acknowledges to be a transaction document and any other document contemplated by or replacing any of them, but excludes a document giving rise to this deed (such as a lease proposal or any agreement to lease); Variation Commencement Date means the date specified in Item 4; Variation of Leases means the deeds of variation of lease for each of Lease 1 through to Lease 8 (inclusive), which are to be entered into on or about the date of this deed. Each deed of variation is referred to as a Variation of Lease; and Variation of Side Deeds means the variation of side deeds which is to be entered into on or about the date of this deed. 1.2 Interpretation In this deed, unless the context clearly indicates otherwise: (a) terms which have a capital letter, but which have not been defined in clause 1.1 have the meaning given to them in the Primary Lease; (b) clause 1.2 of the Primary Lease applies to this deed as if all references to “Lease” were replaced with “deed”; and (c) whenever a clause, paragraph, special condition, item or other provision of a Transaction Document is stated to apply to this deed or is incorporated by reference, that provision applies with the necessary changes being made to make it applicable to this deed, including the changes described in this clause 1.2. 2. Conditions precedent 2.1 Tenant to comply with conditions precedent The tenant must comply with clause 2.2 as a condition precedent to the Landlord granting the Incentive to the Tenant. 2.2 Conditions precedent The Tenant must comply with the following conditions precedent: (a) obtain (at the Tenant’s cost) all necessary Approvals from any relevant consent Authority in relation to the Fitout for any one or more Premises; and (b) deliver to the Landlord: (i) the Variation of Leases, this deed, the Variation of Side Deeds and any other applicable Transaction Document, each duly executed by the Tenant; (ii) a certificate of currency confirming the Tenant has complied with clauses 6.5 and 6.6 of the Lease as required from the Variation Commencement Date;

Page 7 S:11110532_1 AHP (iii) an updated Bank Guarantee satisfying the conditions under clause 2.3 of the Lease (or a deed of Guarantee and Indemnity) as at the Variation Commencement Date; and (iv) a cheque in payment of registration fees in relation to the Variation of Leases. 2.3 Operation of deed This deed (except clauses 2 and 3) have no force or effect until the conditions precedent have been satisfied. 3. Approval of Tenant’s Fitout 3.1 Plans and specifications (a) As soon as practicable following the Tenant giving any Allocation Notice to the Landlord nominating a Fitout Contribution, the Tenant must prepare the plans and specifications detailing the proposed Fitout relating to the Fitout Contribution. (b) The Tenant must ensure that the plans and specifications comply with all Laws. 3.2 Tenant to obtain Landlord’s approval of Fitout (a) Prior to commencing the Fitout, the Tenant must submit the plans and specifications to the Landlord and obtain the Landlord’s approval of them. The provisions of clause 4.6 of the Primary Lease in connection with requesting the Landlord’s approval to alterations apply in connection with the Fitout as if they are set out in full in this deed. (b) The plans and specifications must include full details of the assessment of services performance and a compliance statement that the Fitout will not negatively impact on the Building’s NABERS rating. (c) The Landlord must not unreasonably withhold or delay approval to the plans and specifications. (d) The Tenant must pay the third party costs reasonably incurred by the Landlord in relation to clause 3.2(a) promptly following receipt of a written request from the Landlord to do so. 3.3 Tenant to apply for Approvals The Tenant must, at its own cost: (a) promptly after obtaining the Landlord’s approval to the plans and specifications, apply to the Council and any other appropriate Authority for any requisite Approvals; (b) immediately after lodgement, deliver to the Landlord copies of the applications for all Approvals; (c) do everything necessary to obtain the Approvals; (d) produce a copy of all Approvals to the Landlord as soon as possible but in any event, within seven days after each of them is received from the Council or any other Authority; and (e) otherwise comply with clause 4.6 of the Primary Lease.

Page 8 S:11110532_1 AHP 4. Incentive 4.1 Grant of incentive Subject to: (a) the Tenant complying with the pre-conditions in clause 2 and (b) as long as the Tenant is not in material breach of the Lease or this deed, which remains unremedied after: (i) notice has been provided by the Landlord; and (ii) reasonable time has elapsed to remedy the breach, the Landlord grants to the Tenant the Incentive. 4.2 Allocation of Incentive (a) Subject to clause 4.2(c), each Annual Incentive granted by the Landlord must be taken in the form of either a: (i) Fitout Contribution; or (ii) Rental Incentive, but not a combination of both. (b) The Tenant must notify the Landlord of its allocation of the Annual Incentive for each Annual Incentive Period at least six months prior to the start of that Annual Incentive Period (time of the essence) (Allocation Notice). (c) In the event the Tenant fails to give the Landlord the Allocation Notice for a particular Annual Incentive Period in accordance with clause 4.2(b), the Landlord will apply the relevant Annual Incentive as a Rental Incentive. 5. Fitout Contribution 5.1 Fitout Contract (a) In the event that the Tenant elects to take any Annual Incentive in the form under clause 4.2(a)(i), subject to clause 2, the Landlord grants to the Tenant the respective Annual Incentive towards the Tenant’s cost of fitting out any one or more Premises. (b) The Landlord authorises the Tenant to enter into a Fitout Contract as the Landlord’s agent but only to the extent that the Landlord’s liability to the Tenant’s Contractor is limited to the amount of the Fitout Contribution. (c) The scope of the authority conferred upon the Tenant under clause 5.1(b) is strictly limited to committing the Landlord to pay for the Fitout performed under the Fitout Contract up to but not exceeding an amount equivalent to the Fitout Contribution (Authorised Scope). (d) The Fitout Contribution must be utilised by the Tenant (that is, the Tenant must undertake the relevant Fitout Works and give the Landlord associated tax invoices) strictly within the relevant Annual Incentive Period.

Page 9 S:11110532_1 AHP (e) The Landlord acknowledges that the Tenant will enter into a Fitout Contract with the Tenant’s Contractor. (f) The Tenant is not authorised to act on behalf of the Landlord or expose the Landlord to any liability to the Tenant’s Contractor outside of the Authorised Scope. (g) For the avoidance of doubt, the limited agency created under this clause 5.1 does not operate with the effect that: (i) the Landlord will be or could be treated as the principal under the Fitout Contract; or (ii) the Landlord is or will be deemed to be commissioning the whole or any part of the Fitout. 5.2 Claim for Fitout Contribution (a) Subject to clause 5.2(d), in the event that the Tenant nominates to take any Annual Incentive in the form under clause 4.2(a)(i), at any time after the Tenant satisfies clause 2 and so long as the Tenant is not in material breach of the Lease or this deed, which remains unremedied after: (i) notice has been provided by the Landlord; and (ii) reasonable time has elapsed to remedy the breach, the Landlord will pay the Fitout Contribution towards the Fitout Costs for the relevant Annual Incentive Period in accordance with clause 5.2(b). (b) The Fitout Contribution will be paid to the Tenant or Tenant’s Head Contractor following: (i) the receipt of a claim including the following: (A) a tax invoice addressed to the Landlord from the Tenant or the Tenant’s Head Contractor (as the case may be); (B) copies of invoices evidencing the cost of Fitout items claimed in the tax invoice addressed to the Landlord which have been certified by the Quantity Surveyor in accordance with clause 5.2(b)(i)(C); (C) a certificate from the Quantity Surveyor addressed to the Landlord certifying that: (I) the claim is reasonable and proper; and (II) all work the subject of the claim has been carried out in accordance with plans which have been approved by the Landlord (where applicable); (D) the date the Tenant has completed the Tenant’s Fitout (or the part of the Tenant’s Fitout the subject of the claim) to the satisfaction of the Landlord; and (E) the Tenant has obtained all necessary Approvals. (c) The Tenant must not make more than one claim pursuant to clause 5.2(b) once every month.

Page 10 S:11110532_1 AHP (d) Any part of the Annual Incentive not exhausted by the Tenant during the relevant Annual Incentive Period will be lost by the Tenant. 5.3 Landlord to pay Subject to clause 6.2(a), within 21 days of receipt of a claim which complies with clause 5.2(b), the Landlord must pay the amount of the claim to the Tenant. 5.4 Ownership of Fitout and Depreciation Schedule (a) The Landlord will own the items paid for from the Fitout Contribution Sum. The Fitout Contribution Sum must be directed to items of a depreciable nature. (b) At the Tenant’s cost, the Tenant must provide to the Landlord not later than 7 days after the date of practical completion of the respective Fitout, a schedule for the calculation of depreciation and/or deductions for capital works in a form adequate for taxation purposes in respect of each item comprised in the Fitout which are owned by the Landlord and prepared by the Quantity Surveyor. (c) Despite that the Landlord may own items of the Fitout these items will be deemed to form part of the Tenant’s Property for the purpose of clauses 4 and 6 of the Lease to which the Fitout relates. 5.5 Tenant acknowledgement The Tenant acknowledges and agrees that the Tenant is responsible for any costs to the extent that the cost of the Fitout exceeds the Fitout Contribution and the Tenant irrevocably indemnifies the Landlord against any claim by the Tenant’s contractor or any other person for any such costs. 6. Rental Incentive 6.1 Grant (a) Subject to clauses 2, 4.2(a)(ii) and 6.2 the Landlord grants to the Tenant the Rental Incentive. (b) The Rental Incentive will be applied over the relevant Annual Incentive Period so that each respective monthly instalment of the Annual Rent payable under clause 3.1 of each Lease during the Annual Incentive Period will be reduced by an amount equal to the Monthly Rental Abatement Amount prorated based on the net lettable area of the relevant Premises. (c) For the avoidance of doubt: (i) Rental Incentive will be applied proportionately (in terms of net lettable area) towards the Annual Rent of Lease 1 through to Lease 8 (inclusive); and (ii) the Tenant must continue to pay the Tenant’s Proportion of Outgoings, Cleaning Charges and any other payments under Lease 1 through to Lease 8 (inclusive) (including GST on those payments). 6.2 Suspension of Incentive If the Tenant does not comply with: (a) any of its material obligations under this deed; or

Page 11 S:11110532_1 AHP (b) any Essential Term under the Lease or any Transaction Document, and does not remedy that failure within a reasonable time after the Tenant is given notice to do so, the Landlord may suspend the Rental Incentive until the Tenant has remedied that breach. Following remedy by the Tenant, the Landlord must allow to the Tenant that part of the Rental Incentive that was suspended during the period of breach by the Tenant under this clause 6.2. 7. Early Termination Right Despite any other clause, if the Tenant exercises any of its Early Termination Rights, then on and from the relevant Early Termination Date the Landlord is not required to make any further payments under this deed (whether by Fitout Contribution or Rental Incentive) in respect of the Surrendered Space from time to time (calculated on a net lettable area basis proportionate to the total net lettable area of Premises 1 to Premises 8 (inclusive)). The Tenant acknowledges and agrees that the proportion of the Annual Incentive for each floor level is as set out in the table in schedule 1. 8. Limitation of Liability (a) In this clause 8: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust; (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability

Page 12 S:11110532_1 AHP cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 8. 9. Confidential information 9.1 Confidentiality Subject to this clause, the Recipient must maintain in confidence all Confidential Information disclosed to it and ensure that the Confidential Information is kept absolutely secret and confidential. 9.2 Exceptions to confidentiality A Recipient may reveal Confidential Information if: (a) the Recipient first obtains the Discloser’s consent; (b) the Recipient is required by Law or by any stock exchange to disclose the Confidential Information, in which case the Recipient must: (i) immediately notify the Discloser of the requirement; (ii) first obtain the Discloser’s consent to the terms of that disclosure; and (iii) permit and assist the Discloser to oppose or restrict the disclosure to preserve, as far as possible, the confidentiality of the Confidential Information; (c) the Confidential Information is already in the public domain for reasons other than a breach of this deed; (d) the Confidential Information is disclosed to the Recipient by a third party legally entitled to disclose that information who is not under an obligation of confidentiality to the Discloser; or (e) the Confidential Information is clearly marked “confidential” and is disclosed by the Recipient in confidence to an adviser or consultant (including the Landlord’s appointed professional valuer) for the sole purpose of obtaining professional advice and the adviser or consultant undertakes to the Recipient to keep the Confidential Information absolutely secret and confidential. 9.3 Sharing information Despite this clause 9, confidentiality may not be used by a party as a reason for refusing to provide information concerning this deed to the other party. 10. GST (a) Terms expressed with a capital letter in this clause 10 which are not defined in clause 10 have the meaning given to them in the GST Law.

Page 13 S:11110532_1 AHP (b) All Consideration payable or to be provided under this deed is stated exclusive of GST. (c) The Recipient of a Taxable Supply made under or in connection with this deed must pay the GST Amount to the Supplier on the last to occur of: (i) the date on which the Consideration is payable or must be provided to the Supplier; and (ii) receipt of a Tax Invoice from the Supplier which complies with the GST Law for the Taxable Supply. 11. Tenant Consultancy Fee 11.1 Claim for Consultancy Fee (a) At any time after the Variation of Leases and the other Transaction Documents under clause 2.2(b)(i) have been duly executed by the Tenant, the Landlord must pay the Tenant’s consultants’ fees for the amounts set out in the column titled ‘Tenant Rep fee per level’ of the table in Schedule 1 (Tenant Consultancy Fee). (b) The Tenant Consultancy Fee will be paid to the Tenant’s consultants, within 15 Business Days following receipt of a claim including the following: (i) a tax invoice addressed to the Landlord from the Tenant’s consultant for the amount of the relevant Tenant Consultancy Fee; and (ii) copies of invoices evidencing the cost of the relevant Tenant Consultancy Fee. (c) For the avoidance of doubt, the total Tenant Consultancy Fee payable by the Landlord for the Leases is $663,880. 11.2 Landlord to Pay Within 10 Business Days of receipt of a claim which complies with clause 11.1(b), the Landlord must pay the Tenant Consultancy Fee to the Tenant’s consultant or to the Tenant’s nominee. 12. General provisions 12.1 Entire agreement This deed and the Lease constitute the entire agreement between the parties regarding the matters set out in it and supersedes any prior representations, understandings or arrangements made between the parties, whether orally or in writing. 12.2 Variation This deed must not be varied except by a later written document executed by all parties. 12.3 Waiver A right created by this deed cannot be waived except in writing signed by the party entitled to that right. Delay by a party in exercising a right does not constitute a waiver of that right, nor will a waiver (either wholly or in part) by a party of a right operate as a subsequent waiver of the same right or of any other right of that party.

Page 14 S:11110532_1 AHP 12.4 Further assurances Each party must promptly execute all documents and do every thing necessary or desirable to give full effect to the arrangements contained in this deed. 12.5 Time for doing acts (a) If: (i) the time for doing any act or thing required to be done; or (ii) a notice period specified in this deed, expires on a day other than a Business Day, the time for doing that act or thing or the expiration of that notice period is extended until the following Business Day. (b) If any act or thing required to be done is done after 5 pm on the specified day, it is taken to have been done on the following Business Day. 12.6 Legal costs (a) Each party must pay its own legal costs and disbursements in connection with the negotiation, preparation, execution and carrying into effect of this deed. (b) The Tenant must pay all stamp duty assessed on or in respect of this deed and any instrument or transaction required by or necessary to give effect to this deed. 12.7 Governing law (a) The laws applicable in New South Wales govern this deed. (b) The parties submit to the non-exclusive jurisdiction of the courts of New South Wales and any courts competent to hear appeals from those courts. 12.8 Severance If any clause or part of any clause is in any way unenforceable, invalid or illegal, it is to be read down so as to be enforceable, valid and legal. If this is not possible, the clause (or where possible, the offending part) is to be severed from this deed without affecting the enforceability, validity or legality of the remaining clauses (or parts of those clauses) which will continue in full force and effect. 12.9 Preservation of existing rights The expiration or termination of this deed does not affect any right that has accrued to a party before the expiration or termination date. 12.10 No merger Any right or obligation of any party that is expressed to operate or have effect on or after the completion, expiration or termination of this deed for any reason, will not merge on the occurrence of that event but will remain in full force and effect. 12.11 Counterparts This deed may be executed in any number of counterparts. All counterparts taken together constitute one instrument.

Page 15 S:11110532_1 AHP 12.12 Relationship of parties Unless otherwise stated: (a) nothing in this deed creates a joint venture, partnership, or the relationship of principal and agent, or employee and employer between the parties; and (b) no party has the authority to bind any other party by any representation, declaration or admission, or to make any contract or commitment on behalf of any other party or to pledge any other party’s credit. 12.13 Assignment The rights granted to the Tenant by this deed rest in contract only and are personal to the Tenant. The Tenant must not assign or otherwise transfer any of the rights granted to the Tenant under this deed. 12.14 Dealings by Landlord If the Landlord deals with its interest in the Land (including by a transfer or grant of a concurrent lease) and the Landlord has any unexpired obligations remaining under this deed, the Landlord must either procure that any assignee or transferee meets those obligations and enters into a deed with the Tenant on the same or substantially similar terms and conditions as this deed or alternatively the Landlord must continue to perform its obligations under this deed subject to the Tenant’s satisfaction of its obligations under this deed. 12.15 Notices Any notice, demand, consent, approval, request or other communication (notice) to be given under this deed must be in writing and must be given to the recipient at its Address for Service by being: (a) hand delivered; (b) sent by facsimile transmission; (c) sent by email transmission; (d) sent by prepaid ordinary mail within Australia; or (e) sent by prepaid Express Post International airmail to the Address for Service of the recipient party, if the Address for Service of the sender and the recipient are in different countries. A notice is given if: (f) hand delivered, on the date of delivery; (g) sent by facsimile transmission during any Business Day, on the date that the sending party’s facsimile machine records that the facsimile has been successfully transmitted; (h) sent by email transmission during any Business Day, on the date that the sending party’s electronic equipment reported that the email had been delivered; (i) sent by prepaid ordinary mail within Australia, on the date that is 2 Business Days after the date of posting; or (j) sent by prepaid Express Post International airmail between countries, on the date that is 10 Business Days after the date of posting.

Page 16 S:11110532_1 AHP 12.16 Transaction Document The Landlord and the Tenant agree this deed is a Transaction Document for the purposes of each Lease. 12.17 Bank guarantee The Landlord and Tenant agree that: (a) the Tenant may give the Landlord one single bank guarantee for the aggregate value of all the individual Bank Guarantees required under the Leases and the lease for Level 27, York Street (York Street Lease) in place of all those individual Bank Guarantees (Single Bank Guarantee); (b) the Landlord will return the individual Bank Guarantees currently held by the Landlord for the Leases and the York Street Lease at the same time the Tenant gives the Landlord the Single Bank Guarantee; and (c) all Bank Guarantee provisions under the Lease and the York Street Lease continue to otherwise apply, including special condition 12 the Primary Lease. Executed on the date appearing on this deed

Reference Schedule Item 1 Tenant Atlassian Pty Ltd (ACN 102 443 916) Attention The Directors Address Level 6, 341 George Street, Sydney, New South Wales, 2000 Email With a copy to: Atlassian, Inc. Attention General Counsel Address 350 Bush St. Floor 13 San Francisco, CA 94104 USA Email Item 2 Premises (a) Premises 1 – Suite 22.1, 363 George Street (b) Premises 2 – Suite 22.2, Level 28, Level 29 and Suite 30.1, 363 George Street (c) Premises 3 – Level 24, 363 George Street (d) Premises 4 – Suite 25.3, 363 George Street (e) Premises 5 – Suite 25.1 and Level 26, 363 George Street (f) Premises 6 – Level 27, 363 George Street (g) Premises 7 – Suite 30.2, 363 George Street (h) Premises 8 – Suite 30.3, 363 George Street Item 3 Lease (a) Lease 1 – Lease of Premises 1 (AN275154) as varied from time to time (b) Lease 2 – Lease of Premises 2 (AN275153) as varied from time to time (c) Lease 3 – Lease of Premises 3 as varied from time to time (d) Lease 4 – Lease of Premises 4 (AQ156863) as varied from time to time (e) Lease 5 – Lease of Premises 5 (AQ156866) as varied from time to time (f) Lease 6 – Lease of Premises 6 as varied from time to time (g) Lease 7 – Lease of Premises 7 (AQ156865) as varied from time to time

Page ii S:11110532_1 AHP (h) Lease 8 – Lease of Premises 8 (AQ156864) as varied from time to time Item 4 Variation Commencement Date 1 July 2023 Item 5 (a) Incentive The amount of $17,960,494 (b) Annual Incentive The amount of $3,592,098.71 Item 6 Landlord’s Address for Service CBRE Attention The Property Manager - 363 George Street, Sydney Address Level 21 363 George Street Sydney NSW 2000 Email With a copy to: ISPT Pty Ltd Attention The Company Secretary Address Level 11, 8 Exhibition Street, Melbourne, Victoria, 3000 Email legalnotices@ispt.net.au

Schedule 1 – Incentive Table

Page 4 S:11110532_1 AHP as sole Attorney under Power of Attorney dated 20 January 2020 Book 4770 No. 538 in the presence of: Signature of Attorney By executing this document the sole Attorney states that the Attorney has received no notice of revocation of the Power of Attorney Signature of Witness Print name and address of Witness Executed by Atlassian Pty Ltd (ACN 102 443 916) in accordance with section 127 of the Corporations Act: Signature of Director Signature of Director/Secretary Print name of Director Print name of Director/Secretary Execution Page Executed as a deed Signed, sealed and delivered for ISPT PTY LTD (ACN 064 041 283) by: David John McFadyen /s/ David John McFadyen /s/ Mikhi Marjorie Wagstaff Nikhi Marjorie Wagstaff /s/ Gene Liu /s/ Erika Fisher Gene Liu, Director Erika Fisher, Director

S:11111673_1 AHP Dated 2021 Variation of Side Deeds Level 24, Suite 25.1, Suite 25.3, Level 26, Level 27, Suite 30.2 and Suite 30.3, 363 George Street, Sydney, NSW ISPT Pty Ltd (ACN 064 041 283) Atlassian Pty Ltd (ACN 102 443 916) 1 July

S:11111673_1 AHP Table of contents 1. Definitions and interpretation ............................................................ 2 1.1 Definitions ........................................................................................2 1.2 Interpretation ..................................................................................4 2. Authority to complete Variations ....................................................... 4 3. Amendment of Side Deeds ................................................................. 4 4. Landlord’s Capacity and Liability ......................................................... 5 5. Confidential information .................................................................... 6 5.1 Confidentiality .................................................................................6 5.2 Exceptions to confidentiality ...........................................................6 5.3 Sharing information .........................................................................6 6. GST .................................................................................................... 6 7. General provisions ............................................................................. 7 7.1 Entire agreement .............................................................................7 7.2 Variation ..........................................................................................7 7.3 Waiver ..............................................................................................7 7.4 Further assurances ..........................................................................7 7.5 Time for doing acts ..........................................................................7 7.6 Legal costs ........................................................................................7 7.7 Governing law ..................................................................................7 7.8 Severance.........................................................................................7 7.9 Preservation of existing rights .........................................................8 7.10 No merger ........................................................................................8 7.11 Counterparts ....................................................................................8 7.12 Relationship of parties .....................................................................8 7.13 Assignment ......................................................................................8 7.14 Dealings by Landlord .......................................................................8 7.15 Notices .............................................................................................8 Reference Schedule ...................................................................................... i Execution Page ............................................................................................ 3

S:11111673_1 AHP This Side Deed is dated 2021 Parties: Landlord ISPT Pty Ltd (ACN 064 041 283) of Level 11, 8 Exhibition Street, Melbourne, Victoria in its capacity as trustee of the Industry Superannuation Property Trust No.1 (ABN 15 421 756 611) Tenant Atlassian Pty Ltd (ACN 102 443 916) of Level 6, 341 George Street, Sydney, New South Wales Introduction: A The Landlord and Tenant have entered into the Leases and Side Deeds. B The Landlord and the Tenant have agreed to vary the terms of the Leases in accordance with the terms of the Variations and this Deed. C The Landlord and the Tenant have agreed to vary the terms of the Side Deeds in accordance with this Deed. It is agreed: 1. Definitions and interpretation 1.1 Definitions In this deed, unless the context clearly indicates otherwise: Address for Service means: (a) in the case of the Tenant, the address shown in Item 1; and (b) in the case of the Landlord, the address shown in Item 5, or any other address in Australia nominated by the Landlord or the Tenant and notified to the other as its new Address for Service; Business Day means any day that is not a Saturday, Sunday, gazetted public holiday or bank holiday in the capital city of the State and concludes at 5pm on that day; Communication means any notice, demand, consent, approval, certificate, request or other communication given or to be given by a party under this deed; Confidential Information means the terms of this deed and all confidential information, material and technology disclosed or provided in any form by any party to any other party in connection with the subject matter of this deed; Corresponding Lease means the Lease for the same Premises as the Variation being referred to; 1 July

Page 3 S:11111673_1 AHP Corresponding Variation means, in relation to an Other Variation, the variation of lease for the same Premises as the Other Variation being referred to which precedes the Other Variation being referred to; GST has the meaning given to that term in the GST Law; GST Amount means the amount payable on account of GST for a Taxable Supply in accordance with the GST Law in return for the payment or provision of a GST-Exclusive Consideration, calculated by multiplying the GST-Exclusive Consideration for the Taxable Supply by the rate at which the GST Law imposes GST at the time the Taxable Supply is made; GST Law means any Law which imposes, levies, implements, regulates, administers, interprets or otherwise concerns the GST; Land means the land described in Item 2; Landlord means the Landlord named in this lease and includes its Employees and Agents and each person for the time being registered or entitled to be registered as the proprietor of the Property; Leases means the leases described in Item 4; Level 24 Variation means the variation of lease entered into on or about the date of this deed in relation to the lease between the Landlord and the Tenant for Level 24, 363 George Street dated 26 May 2020; Level 27 Variation means the variation of lease entered into on or about the date of this deed in relation to the lease between the Landlord and the Tenant for Level 27, 363 George Street dated 20 April 2020; Level 30 (Suite 2) Side Deed means the side deed between the Landlord and the Tenant for Level 30 (Suite 2), 363 George Street dated 22 July 2019; Level 30 (Suite 3) Side Deed means the side deed between the Landlord and the Tenant for Level 30 (Suite 3), 363 George Street dated 22 July 2019; Other Side Deeds means the Side Deeds but excluding the Level 30 (Suite 2) Side Deed and Level 30 (Suite 3) Side Deed; Other Variations means the Variations but excluding the Level 24 Variation and Level 27 Variation; Side Deeds means the side deeds described in Item 6; Variations means the variations of lease described in Item 7; Premises means the premises the subject of the Lease as described in Item 3, and which are part of the Building; Recipient means the party in receipt of Confidential Information; Rate means the rate at which GST Legislation from time to time imposes or levies GST on the relevant supply under the deed; State means the State or Territory of Australia in which the Premises are located; and Transaction Document means this deed, the Lease, a Guarantee, a Bank Guarantee, a notice given by the Landlord under those documents, a new lease made under clause 11 of the Lease, an

Page 4 S:11111673_1 AHP assignment of the Lease, a variation of the Lease, a sublease of the Premises, any deed, agreement or other instrument collateral with or given or made under or in respect of any of those documents or which the Tenant acknowledges to be a transaction document and any other document contemplated by or replacing any of them, but excludes a document giving rise to this deed (such as a lease proposal or any agreement to lease). 1.2 Interpretation In this deed, unless the context clearly indicates otherwise: (a) terms which have a capital letter, but which have not been defined in clause 1.1 have the meaning given to them in the Lease; (b) clause 1.2 and 1.3 of the Lease apply to this deed as if all references to Lease were replaced with deed; and (c) whenever a clause, paragraph, special condition, item or other provision of a Transaction Document is stated to apply to this deed or is incorporated by reference, that provision applies with the necessary changes being made to make it applicable to this deed, including the changes described in this clause 1.2. 2. Authority to complete Variations (a) The Tenant irrevocably authorises and directs the Landlord or the Landlord’s lawyer to insert the following information into the Level 24 Variation and Level 27 Variation as soon as practicable after the Corresponding Lease has been registered with NSW Land Registry Services (or equivalent authority): (i) the registered dealing number of the Corresponding Lease into: (A) Item (E) on the front page of the Level 24 Variation and Level 27 Variation; and (B) clause 1 in Annexure A of the Level 24 Variation and Level 27 Variation; (b) The Tenant irrevocably authorises and directs the Landlord or the Landlord’s lawyer to insert the registered dealing number of the Corresponding Variation into Clause 1 of each Other Variation as soon as practicable after the Corresponding Variation has been registered with NSW Land Registry Services (or equivalent authority). 3. Amendment of Side Deeds (a) The parties agree to vary clause 1.1 in each of the Side Deeds as follows: (i) “Abatement Period” is varied by deleting the words “the whole of the Term” and inserting the words “the period which commences on the Lease Commencement Date and ends on 30 June 2023 (both dates inclusive)” in its place; (ii) “Monthly Rental Abatement Amount” in clause 1.1 is amended by deleting the words “T = the number of Months in the Term,” and inserting the words “T = the number of Months from the Lease Commencement Date to 30 June 2023 (both dates inclusive),” in its place; and (b) The parties agree that clause 5.3(d) in each of the Level 30 (Suite 2) Side Deed and Level 30 (Suite 3) Side Deed and clause 5.3(b) in each of the Other Side Deeds are varied by:

Page 5 S:11111673_1 AHP (i) deleting the words “TR = the total number of days of the unexpired portion of the Lease at the date of termination” and inserting the words “TR = the total number of days from the day after the date of termination to 30 June 2023 (both dates inclusive)” in its place; and (ii) deleting the words “T = the number of days in the Lease,” and inserting the words “T = the number of days from the Lease Commencement Date to 30 June 2023 (both dates inclusive),” in its place. 4. Landlord’s Capacity and Liability (a) In this clause 4: (i) Asset includes any real or personal property or right of any kind; (ii) Document means this deed; (iii) Obligation means any obligation or liability of any kind undertaken or incurred by or otherwise falling on the Landlord under or in respect of this Document or any agreement or other instrument collateral with or given or entered into under this Document; and (iv) Trust means the trust specified as the trust of which the Landlord enters into this Document as trustee. (b) The Tenant acknowledges that the Landlord: (i) enters into this Document in its capacity as trustee of the Trust and not otherwise; and (ii) agrees to accept and perform the Obligations only in its capacity as trustee of the Trust. (c) Except to the extent that the Landlord’s right of indemnity from the Assets of the Trust is reduced because of the fraud or breach of trust of the Landlord: (i) the Landlord is only liable to pay or satisfy any Obligation to the extent of its right of indemnity out of the Assets of the Trust; (ii) the Tenant may only enforce a right against the Landlord in respect of the non- performance of its Obligations to the extent of the Landlord’s right of indemnity out of the Assets of the Trust; (iii) the Tenant waives its rights and releases the Landlord from all personal liability in respect of any loss which the Tenant may suffer or incur as a result of any non- performance by the Landlord of any Obligation if and to the extent that liability cannot be satisfied out the Assets of the Trust from which the Landlord is indemnified in respect of the non-performance of that Obligation. (d) The fraud, breach of trust or any other act or omission of an attorney or agent of the Landlord or any other person appointed by the Landlord will not be nor be deemed to be the fraud or breach of trust of the Landlord for the purposes of this clause 4.

Page 6 S:11111673_1 AHP 5. Confidential information 5.1 Confidentiality Subject to this clause, the Recipient must maintain in confidence all Confidential Information disclosed to it and ensure that the Confidential Information is kept absolutely secret and confidential. 5.2 Exceptions to confidentiality A Recipient may reveal Confidential Information if: (a) the Recipient first obtains the Discloser’s consent; (b) the Recipient is required by Law or by any stock exchange to disclose the Confidential Information, in which case the Recipient must: (i) immediately notify the Discloser of the requirement; (ii) first obtain the Discloser’s consent to the terms of that disclosure; and (iii) permit and assist the Discloser to oppose or restrict the disclosure to preserve, as far as possible, the confidentiality of the Confidential Information; (c) the Confidential Information is already in the public domain for reasons other than a breach of this deed; (d) the Confidential Information is disclosed to the Recipient by a third party legally entitled to disclose that information who is not under an obligation of confidentiality to the Discloser; or (e) the Confidential Information is clearly marked “confidential” and is disclosed by the Recipient in confidence to an adviser or consultant for the sole purpose of obtaining professional advice and the adviser or consultant undertakes to the Recipient to keep the Confidential Information absolutely secret and confidential. 5.3 Sharing information Despite this clause 4, confidentiality may not be used by a party as a reason for refusing to provide information concerning this deed to the other party. 6. GST (a) Terms expressed with a capital letter in this clause 6 which are not defined in clause 6 have the meaning given to them in the GST Law. (b) All Consideration payable or to be provided under this deed is stated exclusive of GST. (c) The Recipient of a Taxable Supply made under or in connection with this deed must pay the GST Amount to the Supplier on the last to occur of: (i) the date on which the Consideration is payable or must be provided to the Supplier; and (ii) receipt of a Tax Invoice from the Supplier which complies with the GST Law for the Taxable Supply.

Page 7 S:11111673_1 AHP 7. General provisions 7.1 Entire agreement This deed and the Leases constitute the entire agreement between the parties regarding the matters set out in it and supersedes any prior representations, understandings or arrangements made between the parties, whether orally or in writing. 7.2 Variation This deed must not be varied except by a later written document executed by all parties. 7.3 Waiver A right created by this deed cannot be waived except in writing signed by the party entitled to that right. Delay by a party in exercising a right does not constitute a waiver of that right, nor will a waiver (either wholly or in part) by a party of a right operate as a subsequent waiver of the same right or of any other right of that party. 7.4 Further assurances Each party must promptly execute all documents and do every thing necessary or desirable to give full effect to the arrangements contained in this deed. 7.5 Time for doing acts (a) If: (i) the time for doing any act or thing required to be done; or (ii) a notice period specified in this deed, expires on a day other than a Business Day, the time for doing that act or thing or the expiration of that notice period is extended until the following Business Day. (b) If any act or thing required to be done is done after 5 pm on the specified day, it is taken to have been done on the following Business Day. 7.6 Legal costs (a) Each party must pay its own legal costs and disbursements in connection with the negotiation, preparation, execution and carrying into effect of this deed. (b) The Tenant must pay all stamp duty assessed on or in respect of this deed and any instrument or transaction required by or necessary to give effect to this deed. 7.7 Governing law (a) The laws applicable in New South Wales govern this deed. (b) The parties submit to the non-exclusive jurisdiction of the courts of New South Wales and any courts competent to hear appeals from those courts. 7.8 Severance If any clause or part of any clause is in any way unenforceable, invalid or illegal, it is to be read down so as to be enforceable, valid and legal. If this is not possible, the clause (or where possible, the offending part) is to be severed from this deed without affecting the enforceability, validity or

Page 8 S:11111673_1 AHP legality of the remaining clauses (or parts of those clauses) which will continue in full force and effect. 7.9 Preservation of existing rights The expiration or termination of this deed does not affect any right that has accrued to a party before the expiration or termination date. 7.10 No merger Any right or obligation of any party that is expressed to operate or have effect on or after the completion, expiration or termination of this deed for any reason, will not merge on the occurrence of that event but will remain in full force and effect. 7.11 Counterparts This deed may be executed in any number of counterparts. All counterparts taken together constitute one instrument. 7.12 Relationship of parties Unless otherwise stated: (a) nothing in this deed creates a joint venture, partnership, or the relationship of principal and agent, or employee and employer between the parties; and (b) no party has the authority to bind any other party by any representation, declaration or admission, or to make any contract or commitment on behalf of any other party or to pledge any other party’s credit. 7.13 Assignment The rights granted to the Tenant by this deed rest in contract only and are personal to the Tenant. The Tenant must not assign or otherwise transfer any of the rights granted to the Tenant under this deed. 7.14 Dealings by Landlord If the Landlord deals with its interest in the Land (including by a transfer or grant of a concurrent lease) and the Landlord has any unexpired obligations remaining under this deed, the Landlord must either procure that any assignee or transferee meets those obligations and enters into a deed with the Tenant on the same or similar terms and conditions as this deed or alternatively the Landlord must continue to perform its obligations under this deed subject to the Tenant’s satisfaction of its obligations under this deed. 7.15 Notices Any notice, demand, consent, approval, request or other communication (notice) to be given under this deed must be in writing and must be given to the recipient at its Address for Service by being: (a) hand delivered; (b) sent by facsimile transmission; (c) sent by prepaid ordinary mail within Australia; or

Page 9 S:11111673_1 AHP (d) sent by prepaid Express Post International airmail to the Address for Service of the recipient party, if the Address for Service of the sender and the recipient are in different countries. A notice is given if: (e) hand delivered, on the date of delivery; (f) sent by facsimile transmission during any Business Day, on the date that the sending party’s facsimile machine records that the facsimile has been successfully transmitted; (g) sent by prepaid ordinary mail within Australia, on the date that is 2 Business Days after the date of posting; or (h) sent by prepaid Express Post International airmail between countries, on the date that is 10 Business Days after the date of posting. Executed on the date appearing on this deed

S:11111673_1 AHP Reference Schedule Item 1 Tenant Atlassian Pty Ltd (ACN 102 443 916) Attention The Directors Address Level 6, 341 George Street, Sydney, New South Wales, 2000 Email Item 2 Land The land described in certificate of title folio identifier 102/1010007 known as 363 George Street, Sydney Item 3 Premises Level 24, Level 25 (Suite 1), Level 25 (Suite 3), Level 26, Level 27, Level 30 (Suite 2) and Level 30 (Suite 3), 363 George Street Sydney Item 4 Leases 1. The lease between the Landlord and the Tenant for Level 24, 363 George Street dated 26 May 2020; 2. The lease between the Landlord and the Tenant for Level 25 (Suite 3), 363 George Street dated 22 July 2019, being registered lease AQ156863; 3. The lease between the Landlord and the Tenant for Level 25 (Suite 1) and Level 26, 363 George Street dated 2 February 2018, being registered lease AQ156866; 4. The lease between the Landlord and the Tenant for Level 27, 363 George Street dated 20 April 2020; 5. The lease between the Landlord and the Tenant for Level 30 (Suite 2), 363 George Street dated 3 March 2017, being registered lease AQ156865; and 6. The lease between the Landlord and the Tenant for Level 30 (Suite 3), 363 George Street dated 3 March 2017, being registered lease AQ156864. Item 5 Landlord’s Address for Service CBRE Attention The Property Manager - 363 George Street, Sydney Address Level 21 363 George Street Sydney NSW 2000 Email With a copy to:

Page ii S:11111673_1 AHP ISPT Pty Ltd Attention The Company Secretary Address Level 11, 8 Exhibition Street, Melbourne, Victoria, 3000 Email legalnotices@ispt.net.au Item 6 Side Deeds 1. The side deed between the Landlord and the Tenant in respect of the lease for Level 24, 363 George Street dated 26 May 2020; 2. The side deed between the Landlord and the Tenant in respect of the lease for Level 25 (Suite 3), 363 George Street dated 22 July 2019; 3. The side deed between the Landlord and the Tenant in respect of the lease for Level 27, 363 George Street dated 20 April 2020; 4. The side deed between the Landlord and the Tenant for Level 30 (Suite 2), 363 George Street dated 22 July 2019; and 5. The side deed between the Landlord and the Tenant for Level 30 (Suite 3), 363 George Street dated 22 July 2019. Item 7 Variations The variations of lease entered into on or about the date of this deed in relation to the following leases: 1. The lease between the Landlord and the Tenant for Level 24, 363 George Street dated 26 May 2020; 2. The lease for Level 25 (Suite 1) and Level 26, 363 George Street dated 2 February 2018, being registered lease AQ156866; 3. The lease between the Landlord and the Tenant for Level 27, 363 George Street dated 20 April 2020; 4. The lease between the Landlord and the Tenant for Level 30 (Suite 2), 363 George Street dated 3 March 2017, being registered lease AQ156865; and 5. The lease between the Landlord and the Tenant for Level 30 (Suite 3), 363 George Street dated 3 March 2017, being registered lease AQ156864.

Page 3 S:11111673_1 AHP Execution Page Executed as a deed Signed, sealed and delivered for ISPT PTY LTD (ACN 064 041 283) by: as sole Attorney under Power of Attorney dated 20 January 2020 Book 4770 No. 538 in the presence of: Signature of Attorney By executing this document the sole Attorney states that the Attorney has received no notice of revocation of the Power of Attorney Signature of Witness Print name and address of Witness Executed by Atlassian Pty Ltd (ACN 102 443 916) in accordance with section 127 of the Corporations Act: Signature of Director Signature of Director/Secretary Print name of Director Print name of Director/Secretary David John McFadyen /s/ David John McFadyen /s/ Mikhi Marjorie Wagstaff Nikhi Marjorie Wagstaff /s/ Gene Liu /s/ Erika Fisher Gene Liu, Director Erika Fisher, Director